                                                                    EXHIBIT 10.3



                          NORTHFIELD FEDERAL SAVINGS
                          DEFERRED COMPENSATION PLAN

                      -----------------------------------

                          Effective December 24, 1997

                      -----------------------------------


     The Board of Directors of Northfield Federal Savings ("Bank") has adopted this Deferred Compensation Plan ("Plan") in order to provide deferred income to its directors.

                                  ARTICLE I
                                 Definitions
                                 -----------

     The following words and phrases, when used in the Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise.

     1.1 "Account" shall mean a bookkeeping account maintained by the Bank in the name of each Participant.

     1.2 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Bank, as the terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

     1.3 "Bank" shall mean Northfield Federal Savings, and any successor to its interest.

     1.4 "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits under Article II, and, in the event of no such designation, the Participant's estate.

     1.5 "Benefits" shall mean any and all benefits that are or may become payable under Article II of the Plan.

     1.6  "Board" shall mean the Board of Directors of the Bank.

     1.7  "Change in Control" shall mean any of the following events:

     (a) When the Bank is in the "mutual" form of organization, a "Change in Control" shall be deemed to have occurred if: (i) as a result of, or in connection with, any exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were Directors of the Bank before such transaction cease to constitute a majority of the Board of Directors of the Bank or any successor to the Bank, (ii) the Bank transfers substantially all of its assets to another corporation which is not an Affiliate of the Bank, (iii) the Bank sells substantially all of the assets of an Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale, (iv) any "person" including a "group", exclusive of the Board of Directors of the Bank or any committee thereof, is or becomes the "beneficial owner", directly or indirectly, of proxies of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's members, or (v) the Bank is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding proxies relating to the surviving or resulting corporation are given, in the aggregate, by the former members of the Bank.

     (b) If the Bank shall be in the "stock" form of organization, a "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's Directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to
                                                                ---
occur solely by reason of a transaction in which the Bank converts in whole or in part to the stock form of organization, or creates an independent holding company in connection therewith. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     1.8 "Committee" shall mean any committee that the Board may appoint to administer and effectuate the Plan. The Committee shall act only by a majority of its members, and may act through meetings or written consents. Notwithstanding the foregoing, the Board may at any time act in lieu of the Committee with respect to any action that the Committee may take pursuant to the Plan.

     1.9 "Common Stock" shall mean the common stock, if any, of the Bank, but shall mean common stock of a holding company of the Bank if one is formed for that purpose independently of a Change in Control.

     1.10  "Deferral Election Form" shall mean the form attached as Exhibit AA."

     1.11  "Director" shall mean a member of the Board.

     1.12 "Distribution Election Form" shall mean the form attached hereto as Exhibit "B."

     1.13  "Effective Date" shall mean December 24, 1997.

     1.14 "Employee" shall mean any person who is employed by the Bank or an Affiliate.

     1.15  "Executive Officer" shall mean a senior officer of the Bank.

     1.16 "Investment Election Form" shall mean the form attached as Exhibit "C."

     1.17 "Just Cause" shall mean misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violations of any law, rule or regulation (other than traffic violations or similar offenses), or final cease-and-desist orders.

     1.18 "Participant" shall mean (i) an individual who serves as a Director of the Bank on the Effective Date, regardless of whether or not the Director is an Employee, and (ii) any Director or Employee whom the Board specifically selects for participation in the Plan after the Effective Date, provided that an Employee shall be eligible for Plan participation only if the Employee is a member of a select group of the Bank's management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.19 "Plan" shall mean this Northfield Federal Savings Deferred Compensation Plan.

     1.20 "Plan Year" shall mean the one-year period that begins each January 1, except the initial Plan Year shall begin on December 24, 1997 and end on December 31, 1997.

     1.21  "Trust" shall mean the trust created under the Trust Agreement.

     1.22 "Trust Agreement" shall mean the agreement entered into between the Bank and the Trustee, pursuant to the terms hereof.

     1.23 "Trustee" shall mean the person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan Assets for the purposes set forth herein.

     1.24 "Year of Service" shall mean each full year of a Participant's service on the Board, measured from the date a Participant initially joins the Board.

                                     ARTICLE II
                                 Credits to Accounts
                                 -------------------

     2.1 Initial Credits. On December 31, 1997, the Bank shall credit the Account of each Participant with an amount equal to the product of $2,500 and the Participant's Years of Service (disregarding Years of Service in excess of ten years).

     2.2 Elective Deferrals. Prior to each Plan Year, each non-Employee Participant may elect to defer the receipt of all or part of their future fees (including retainers), and each employee-Participant may elect to defer up to 25% of salary or 100% of bonus compensation. Such elections shall be (i) made on the Deferral Election Form, and (ii) effective on the January 1st following their acceptance by the Committee, provided that a Participant may elect to have an election take effect as soon as practicable by the Bank with respect to compensation that the Participant may receive in the future and as to which the
                                                            ---
Participant currently has no legal right or claim. Any such elections shall be irrevocable with respect to compensation for services rendered before the date of the susperseding election.

     2.3 Short-swing Profit Rule. If a Participant elects to have his or her Account appreciate or depreciate based on the Common Stock fund, the effectiveness of any investment election that the Participant makes shall be deferred until the next following date on which said election would not result in an "opposite way" transaction for purposes of SEC Rule 16b-3. For purposes of this paragraph, an "opposite way" transaction means an election that affects a "sale" of the Common Stock by a Participant within six months of an election that affects a "purchase" (and vice versa), whether under this Plan or another plan maintained by the Bank. This six-month "opposite way" rule will not apply, however, if the Participant elects to receive a distribution in connection with either his or her death or termination of the Participant's service with the
------                  --
Bank.

     2.4  Investment Return.   From the date of any credits through distribution
under the terms of the Plan, each Participant's Account shall be credited with the highest rate of return paid by the Bank on its one-year certificates of
deposit.   Notwithstanding the foregoing, in the event of a stock conversion by the Bank, each Participant may elect to have his or her Account credited with either the highest rate of return paid by the Bank on its one-year certificates
------
of deposit, or the total return on the Bank's Common Stock.
            --

     2.5 Vesting; Forfeiture for Just Cause. Amounts credited to Participant's Accounts shall be fully vested at all times, provided that in the event that a Participant's service with the Bank terminates for Just Cause, the portion of the Participant's Account that is attributable to Bank credits made pursuant to Sections 2.1 hereof shall be automatically forfeited.


                                 ARTICLE III
                  Distribution from Accounts; Election Forms
                  ------------------------------------------


     3.1 General Rule. The Bank shall distribute the vested balance credited to a Participant's Account in accordance with the Participant's Distribution Election Form (subject to Section 2.5 hereof). In the absence of a valid election, the Bank shall distribute the Participant's Account in substantially equal annual installments over a period of five (5) years, beginning on the first day of the second month following the Participant's termination from the Bank for any reason other than Just Cause. If Common Stock is outstanding at the time of a Participant's termination of service, the Participant may elect on the Distribution Election Form to receive his or her distribution in cash or Common Stock (but only to the extent that shares of Common Stock are then held in the Trust for the Participant's benefit.)

     3.2 Death Benefits. If a Participant dies before receiving all Benefits payable pursuant to the preceding paragraph, then the remaining balance of the Participant's Account shall be distributed in a lump sum payment of cash and Common Stock (if applicable) to the Participant's designated Beneficiary not later than the first day of the second month following the date of the Participant's death; provided that a Participant may specify on the Distribution Election Form a distribution period that effectuates the annual installment payments selected by the Participant (with payments made as though the Participant survived to collect all benefits and retired on the date of his or her death if payments had not previously commenced).

     3.3 Elections. To be effective, a Participant's Distribution Election Form must be submitted either (i) more than one year before the date on which
                       ------
the Participant's service as a Director for any reason, or (ii) within 30 days
                                                        --
of the Plan's Effective Date or the Participant's initial service with the Bank as a Director, or (iii) more than 90 days before a Change in Control.
               --
Nevertheless, Beneficiary designations made pursuant to executed Distribution Election Forms shall be revocable during the Participant's lifetime and the Participant may, by submitting an effective superseding Distribution Election Form at any time or from time to time, prospectively change the designated Beneficiary and the manner of payment to a Beneficiary.


                                  ARTICLE IV
                              Source of Benefits
                              ------------------

     4.1 General Rule. The rights of the Participants under this Plan and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. Benefits shall constitute an unfunded, unsecured promise by the Bank to pay such payments in the future, as and to the extent such Benefits become payable. Benefits shall be paid from the general assets of the Bank, and no person shall, by virtue of this Plan, have any interest in such assets, other than as an unsecured creditor of the Bank. For any fiscal year during which a Trust is maintained,(i) the Fiduciary Trustee shall inform the Board annually prior to the commencement of each fiscal year as to the manner in which such Trust assets shall be invested, and (ii) the Board shall, as soon as practicable after the end of each fiscal year of the Bank, provide the Fiduciary Trustee with a schedule specifying the amounts payable to each Participant, and the date for making such payments.

     4.2 Change in Control. In the event of a Change in Control, the Bank shall contribute to the Trust an amount sufficient to provide the Trust with assets having an overall value equivalent to the value of the aggregate Account balances under the Plan.

                                 ARTICLE V
                                 Assignment
                                 ----------

     Except as otherwise expressly provided by this Plan, it is agreed that neither the Participant nor his or her Beneficiary, including the Participant's executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him or her under this Plan, shall have any right to assign, transfer, pledge, hypothecate, sell, transfer, alienate and encumber or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nontransferable. The right to receive Benefits under this Plan shall likewise not be subject to execution, attachment, garnishment sequestration or similar legal, equitable or other process to the benefit of the Participant's creditors. Any attempted assignment, transfer, pledge hypothecation or other disposition of the Participant's rights to receive Benefits under this Plan or the levy of any attachment, garnishment or similar process thereupon, shall be null and void and without effect. Notwithstanding the foregoing, or any other provision of this Plan, a Participant may transfer all or any part of his or her Account, and the rights associated therewith, to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Benefits so transferred may thereafter be transferred only to the Participant who was originally entitled to receive said Benefits or to an individual or trust to whom the Participant could have initially transferred the Benefits pursuant to this Article V. The Benefits, and the rights thereto, which are transferred pursuant to this Article V shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

                                  ARTICLE VI
                           No Retention of Services
                           ------------------------

     The Benefits payable under this Plan shall be independent of, and in addition to, any other compensation payable by the Bank to a Participant, whether in the form of fees, bonus, retirement income under employee benefit plans sponsored or maintained by the Bank or otherwise. This Plan shall not be deemed to constitute a contract of employment between the Bank and any Participant.

                                  ARTICLE VII
                              Rights of Trustees;
                              -------------------
                  Termination or Suspension under Federal Law
                  -------------------------------------------

     The rights of Participants and their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. If a Participant is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Plan shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected. If the Bank is in default (as defined in Section

3(x)(1) of FDIA), all obligations under this Plan shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Participant from participating in the conduct of the Bank's affairs, the Bank's obligations under this Plan shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Participant all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

                                 ARTICLE VIII
                                Reorganization
                                --------------

     The Bank agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Article VIII, without having made adequate provision for the fulfillment of its obligation hereunder.

                                  ARTICLE IX
                           Amendment and Termination
                           -------------------------

     The Board may amend or terminate the Plan at any time, provided that no such amendment or termination shall, without the written consent of an affected Participant, alter or impair any accrued rights of the Participant under the Plan.

                                   ARTICLE X
                                   State Law
                                   ---------

     This Plan shall be construed and governed in all respects under and by the laws of the State of Maryland, except to the extent preempted by federal law.
If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                  ARTICLE XI
                               Headings; Gender
                               ----------------

     Headings and subheadings in this Plan are inserted for convenience and reference only and constitute no part of this Plan. This Plan shall be construed, where required, so that the masculine gender includes the feminine.

                                  ARTICLE XII
                          Interpretation of the Plan
                          --------------------------

     The Board shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Board shall be conclusive and binding on all affected parties, unless such decisions are arbitrary and capricious.


                                 ARTICLE XIII
                                  Legal Fees
                                  ----------

     In the event any dispute shall arise between a Participant and the Bank as to the terms or interpretation of this Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Participant to enforce the terms of this Plan or in defending against any action taken by the Bank, the Bank shall reimburse the Participant for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions; provided that the Participant shall return such amounts to the Bank if he fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in his or her favor. Such reimbursements to a Participant shall be paid within ten days of the Participant furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Participant. Any such request for reimbursement by a Participant shall be made no more frequently than at 30-day intervals.


                                  ARTICLE XIV
                               Duration of Plan
                               ----------------

     Unless terminated earlier in accordance with Article IX, this Plan shall remain in effect during the term of service of the Participants and until all Benefits payable hereunder have been made.

                                                                 Exhibit "A"

                          NORTHFIELD FEDERAL SAVINGS
                          DEFERRED COMPENSATION PLAN
                         ----------------------------

                            Deferral Election Form

                         ----------------------------

     AGREEMENT, made this -- day of ------, 199-, by and between ------------ (the "Participant") and Northfield Federal Savings (the "Bank").

     WHEREAS, the Bank has established the Northfield Federal Savings Deferred Compensation Plan, effective December 24, 1997, (the "Plan"), and the Participant is eligible to participate in said Plan.

     NOW THEREFORE, it is mutually agreed as follows:

     1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, elects to defer the receipt of:

    [_] -----% of the Participant's base salary, director's fees, and/or retainers.

    [_] -----% of any additional cash compensation that the Participant may receive.

     2. Unless the Participant checks this space -------- thereby designating the next January 1st as this election's effective date, this election will supersede any prior election and will take effect as soon as practicable hereafter, (but only with respect to future compensation as to which the Participant has no current legal right or claim through the rending of services).

     3.  This election will continue in force until either the effective date of
                                                    ------
a superseding election by the Participant, or until the Participant terminates
                                           --
service with the Bank, or until the Plan is terminated by appropriate corporate
                       --
action, whichever shall first occur.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

Witnessed by:             PARTICIPANT

------------------    ---------------------------------------

Witnessed by:             NORTHFIELD FEDERAL SAVINGS

-----------------------------  By --------------------------------------
                                   A member of the Board

                                                                    Exhibit "B"
                          NORTHFIELD FEDERAL SAVINGS
                          DEFERRED COMPENSATION PLAN

                          --------------------------

                          Distribution Election Form

                          --------------------------

         AGREEMENT, made this ____ day of ________, 19__, by and between the undersigned participant (the "Participant") in the Northfield Federal Savings Deferred Compensation Plan, effective December 24, 1997, (the "Plan"), and Northfield Federal Savings (the "Bank") with respect to distribution of the Participant's benefits under the Plan.

         NOW THEREFORE, it is mutually agreed as follows:

         1. Form of Payment Generally. The Participant, by the execution hereof,
            -------------------------
agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, elects to have his or her Account distributed as follows:


            [_]  in a lump sum.


            [_] in substantially equal annual payments over a period of ___ years.

         2. Timing of Payment. Payment of a Participant's first annual
            -----------------
installment from his or her Account shall occur no later than March 31st of the year after the Participant terminates service with the Bank. Payment of any subsequent annual installments shall be occur no later than March 31 of each calendar year thereafter.

         3. Medium of Payment. Any benefits payable to the Participant shall be
            -----------------
paid --

            [_]  in cash only.

            [_] in cash and any shares of common stock of the Bank (or its holding company, if one is formed) that are held in the Plan's grantor trust for the Participant's benefit.

         4. Form of Payment to Beneficiary. In the event of the Participant's
            ------------------------------
death, his or her Account shall be distributed --


            [_]  in one lump sum payment.

            [_] in accordance with the payment schedule selected in paragraph 1 hereof (with payments made as though the Participant survived to collect all benefits, and

Deferred Compensation Plan
Distribution Election Form
Page 2

                 as though the Participant terminated service on the date of his or her death, if payments had not already begun).

         5. Designation of Beneficiary. In the event of the Participant's death
            --------------------------
before he or she has collected all of the benefits payable under the Plan, the Participant hereby directs that any survivorship benefits payable under Article III of the Plan be distributed to the beneficiary or beneficiaries designated under subparagraphs a and b of this paragraph 5 in the manner elected pursuant to paragraph 3 above:

         a. Primary Beneficiary. The Participant hereby designates the person(s)
            -------------------
named below to be his or her primary beneficiary and to receive the balance of any unpaid benefits under the Plan.

         ================================================================================================
                    Name of                       Mailing Address                   Percentage of
              Primary Beneficiary                                                   Death Benefit
         ------------------------------------------------------------------------------------------------
                                                                                          %
         ------------------------------------------------------------------------------------------------

                                                                                          %
         ================================================================================================

         b. Contingent Beneficiary. In the event that the primary beneficiary or
            ----------------------
beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

         ================================================================================================
                    Name of                       Mailing Address                   Percentage of
             Contingent Beneficiary                                                 Death Benefit
         ------------------------------------------------------------------------------------------------
                                                                                          %
         ------------------------------------------------------------------------------------------------

                                                                                          %
         ================================================================================================

         6. Effect of Election. The elections made in paragraphs 1, 2 and 3
            ------------------
hereof shall become irrevocable on the later of (1) the Participant's death, (2) the date one year before the Participant first becomes entitled to receive a distribution under Article III of the Plan, and (3) the date 90 days before a Change in Control. The Participant may, by submitting an effective superseding Distribution Election Form at any time and from time to time, prospectively change the beneficiary

Deferred Compensation Plan
Distribution Election Form
Page 3

designation and the manner of payment to a Beneficiary. Such elections shall, however, become irrevocable upon the Participant's death.

         7. Mutual Commitments. The Bank agrees to make payment of all amounts
            ------------------
due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein. The Participant agrees to be bound by the terms of the Plan, as in effect on the date hereof or properly amended hereafter.


         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.


Witnessed by:                      PARTICIPANT


---------------------------        -------------------------------------------



Witnessed by:                      NORTHFIELD FEDERAL SAVINGS

--------------------------
                                   By
                                     -----------------------------------------
                                     A duly authorized Administrator of the Plan

                                                                     Exhibit "C"

                          NORTHFIELD FEDERAL SAVINGS
                          DEFERRED COMPENSATION PLAN

                          --------------------------

                           Investment Election Form

                          --------------------------

         WHEREAS, Northfield Federal Savings (the "Bank") has established the Northfield Federal Savings Deferred Compensation Plan, effective December 24, 1997, (the "Plan"), and the undersigned participant therein is eligible to make an investment election pursuant to Article II of said Plan.

         NOW THEREFORE, the Participant hereby elects as follows:

         1. The Participant directs that any amounts credited to his or her account under the Plan will appreciate or depreciate from the effective date hereof, as though they were invested as follows:

            ___%  in one-year certificates of deposit of the Bank.

            ___% in shares of the common stock of the Bank or its holding company, with credit for the total return paid to stock holders, but only to the extent shares are purchased by the Bank's rabbi trust (and otherwise as though they were invested in one-year certificates of deposit of the Bank).

         2. The investment election made in the prior paragraph shall be effective on the first day of the next following calendar quarter, and shall remain in effect until the December 31st that immediately follows the Committee's receipt of a properly executed superseding investment election by the Participant.

         IN WITNESS WHEREOF, the Participant has executed this form on the __ day of _________ 19__.

Witnessed by:                       PARTICIPANT

------------------------            ------------------------------------

                                                                    Exhibit "D"



                          NORTHFIELD FEDERAL SAVINGS
                          DEFERRED COMPENSATION PLAN

                          --------------------------

                          Initial Credits to Accounts

                          ---------------------------


                                   Per Director              Total

              Participants             1997    Each of the    1997     Each of the
                                              Next 7 Years            Next 7 Years
         Four Directors w/10
         or more years on the       $ 25,000        0       $100,000        0
         Board

         Two Directors w/3
         years on the Board         $  7,500     $2,500     $ 15,000     $5,000
                  Total             $ 32,500     $2,500     $115,000     $5,000